UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number            811-04873

The GAMCO Growth Fund
(Exact name of registrant as specified in charter)

One Corporate Center

Rye, New York 10580-1422
(Address of principal executive offices) (Zip code)

Bruce N. Alpert

Gabelli Funds, LLC

One Corporate Center

Rye, New York 10580-1422
(Name and address of agent for service)

Registrant’s telephone number, including area code:  1-800-422-3554

Date of fiscal year end:  December 31

Date of reporting period:  December 31, 2013

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

The Report to Shareholders is attached herewith.

The GAMCO Growth Fund Annual Report — December 31, 2013

Howard F. Ward, CFA
Portfolio Manager

To Our Shareholders,

For the year ended December 31, 2013, the net asset value (“NAV”) per Class AAA Share of The GAMCO Growth Fund increased 34.0% compared with increases of 32.4% and 33.5% for the Standard & Poor’s (“S&P”) 500 Index and the Russell 1000 Growth Index, respectively. See page 2 for additional performance information.

Enclosed are the schedule of investments and financial statements as of December 31, 2013.

Performance Discussion (Unaudited)

The year commenced with a deal in Washington to prevent the “fiscal cliff” from wreaking havoc with the economy. The “fiscal cliff” would have combined the expiration of the Bush tax cuts with spending cuts mandated by sequestration. The deal to soften the impact essentially resulted in most of the tax increases hitting just the top income brackets, although the payroll tax holiday expired for everyone. While tax increases and spending cuts pinched growth, consumers adjusted and the market continued its march forward.

Selected holdings that contributed positively to performance in 2013 were Google Inc. (3.8% of net assets as of December 31, 2013), widely recognized as the leading internet search engine, whose revenue is generated by providing targeted and cost effective online advertising; priceline.com Inc (1.3%), a commercial website that helps users obtain discount rates for travel related purchases such as airline tickets and hotel stays; and Pioneer Natural Resources Co. (1.6%), an independent oil and gas company based in Texas. In addition to these holdings, the Fund saw favorable returns from MasterCard Inc (2.4%), a global payment and technology company connecting consumers, financial institutions, merchants, governments, and businesses worldwide, enabling them to use electronic forms of payment instead of cash and checks; and Microsoft Corp (3.1%), an American multinational corporation that develops, manufactures, licenses, supports, and sells computer software, consumer electronics, and personal computers and services.

Some of our weaker performing stocks for the year were Varian Medical Systems (no longer held in the portfolio), EMC Corp (0.7%), which develops, delivers, and supports the Information Technology industry’s range of infrastructure technologies, solutions, and services; and Apple Inc. (5.0%), which designs, manufactures and markets mobile communication and media devices, personal computers, and portable digital music players, and a variety of related software, services, peripherals, networking solutions, and third party digital content and applications. Also serving as detractors from the Fund were Caterpillar Inc. and Heineken NV, both of which are no longer held.

Thank you for your investment in The GAMCO Growth Fund. We appreciate your confidence and trust.

Sincerely yours,

Bruce N. Alpert
February 11, 2014	President

Comparative Results

Average Annual Returns through December 31, 2013 (a) (Unaudited)				Since Inception (4/10/87)
	1 Year	5 Year	10 Year
Class AAA (GABGX)	33.97%	19.07%	6.50%	10.08%
S&P 500 Index	32.39	17.94	7.41	9.61(d)
Russell 1000 Growth Index	33.48	20.39	7.83	8.99(d)
Class A (GGCAX)	33.95	19.07	6.50	10.08
With sales charge (b)	26.25	17.66	5.87	9.84
Class C (GGCCX)	32.95	18.17	5.70	9.77
With contingent deferred sales charge (c)	31.95	18.17	5.70	9.77
Class I (GGCIX)	34.28	19.36	6.65	10.14

In the current prospectuses dated April 30, 2013, the expense ratios for Class AAA, A, C, and I Shares are 1.49%, 1.49%, 2.24%, and 1.24%, respectively. See page 9 for the expense ratios for the year ended December 31, 2013. Class AAA and Class I Shares do not have a sales charge. The maximum sales charge for Class A and Class C Shares is 5.75% and 1.00%, respectively.

(a)

Returns represent past performance and do not guarantee future results. Total returns and average annual returns reflect changes in share price, reinvestment of distributions, and are net of expenses. Investment returns and the principal value of an investment will fluctuate. When shares are redeemed, they may be worth more or less than their original cost. Current performance may be lower or higher than the performance data presented. Visit www.gabelli.com for performance information as of the most recent month end. The Fund imposes a 2% redemption fee on shares sold or exchanged within seven days after the date of purchase. Investors should carefully consider the investment objectives, risks, charges, and expenses of the Fund before investing. The prospectuses contain information about these and other matters and should be read carefully before investing. To obtain a prospectus please visit our website at www.gabelli.com. The Class AAA Share NAVs are used to calculate performance for the periods prior to the issuance of Class A Shares and Class C Shares on December 31, 2003 and Class I Shares on January 11, 2008. The actual performance of the Class A Shares and Class C Shares would have been lower due to the additional fees and expenses associated with these classes of shares. The actual performance of the Class I Shares would have been higher due to lower expenses related to this class of shares. The S&P 500 Index is a market capitalization weighted index of 500 large capitalization stocks commonly used to represent the U.S. equity market. The Russell 1000 Growth Index measures the performance of the large cap growth segment of the U.S. equity market. Dividends are considered reinvested. You cannot invest directly in an index.

(b)	Performance results include the effect of the maximum 5.75% sales charge at the beginning of the period.
(c)	Assuming payment of the 1% maximum contingent deferred sales charge imposed on redemptions made within one year of purchase.
(d)	S&P 500 Index and Russell 1000 Growth Index since inception performance are as of March 31, 1987.

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN

THE GAMCO GROWTH FUND (CLASS AAA SHARES) AND S&P 500 INDEX (Unaudited)

*

Past performance is not predictive of future results. The performance tables and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

The GAMCO Growth Fund
Disclosure of Fund Expenses (Unaudited)
For the Six Month Period from July 1, 2013 through December 31, 2013	Expense Table

We believe it is important for you to understand the impact of fees and expenses regarding your investment. All mutual funds have operating expenses. As a shareholder of a fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of a fund. When a fund’s expenses are expressed as a percentage of its average net assets, this figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your Fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The Expense Table below illustrates your Fund’s costs in two ways:

Actual Fund Return: This section provides information about actual account values and actual expenses. You may use this section to help you to estimate the actual expenses that you paid over the period after any fee waivers and expense reimbursements. The “Ending Account Value” shown is derived from the Fund’s actual return during the past six months, and the “Expenses Paid During Period” shows the dollar amount that would have been paid by an investor who started with $1,000 in the Fund. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your Fund under the heading “Expenses Paid During Period” to estimate the expenses you paid during this period.

Hypothetical 5% Return: This section provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio. It assumes a hypothetical annualized return of 5% before expenses during the period shown. In this case – because the hypothetical return used is not the Fund’s actual return – the results do not apply to your investment and you cannot use the hypothetical account value and expense to estimate the actual ending account balance or expenses you paid for the period. This example is useful in making comparisons of the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs such as sales charges (loads), redemption fees, or exchange fees, if any, which are described in the Prospectus. If these costs were applied to your account, your costs would be higher. Therefore, the 5% hypothetical return is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The “Annualized Expense Ratio” represents the actual expenses for the last six months and may be different from the expense ratio in the Financial Highlights which is for the year ended December 31, 2013.

	Beginning Account Value 07/01/13	Ending Account Value 12/31/13	Annualized Expense Ratio	Expenses Paid During Period*
The GAMCO Growth Fund
Actual Fund Return
Class AAA	$1,000.00	$1,199.40	1.43%	$ 7.93
Class A	$1,000.00	$1,199.30	1.43%	$ 7.93
Class C	$1,000.00	$1,194.80	2.18%	$12.06
Class I	$1,000.00	$1,200.90	1.18%	$ 6.55
Hypothetical 5% Return
Class AAA	$1,000.00	$1,018.00	1.43%	$ 7.27
Class A	$1,000.00	$1,018.00	1.43%	$ 7.27
Class C	$1,000.00	$1,014.22	2.18%	$11.07
Class I	$1,000.00	$1,019.26	1.18%	$ 6.01

*

Expenses are equal to the Fund’s annualized expense ratio for the last six months multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half year (184 days), then divided by 365.

Summary of Portfolio Holdings (Unaudited)

The following table presents portfolio holdings as a percent of net assets as of December 31, 2013:

The GAMCO Growth Fund

Information Technology	18.5%
Consumer Discretionary - Other	17.4%
Consumer Discretionary - Media	13.0%
Producer Durables	11.1%
Health Care	10.7%
Consumer Staples	8.5%
Materials and Processing	7.6%

Financial Services	6.9%
Energy	4.2%
Utilities	1.5%
U.S. Government Obligations	0.7%
Other Assets and Liabilities (Net)	(0.1)%

100.0%

The Fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission (the “SEC”) for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain this information at www.gabelli.com or by calling the Fund at 800-GABELLI (800-422-3554).The Fund’s Form N-Q is available on the SEC’s website at www.sec.gov and may also be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330.

Proxy Voting

The Fund files Form N-PX with its complete proxy voting record for the twelve months ended June 30, no later than August 31 of each year. A description of the Fund’s proxy voting policies, procedures, and how the Fund voted proxies relating to portfolio securities is available without charge, upon request, by (i) calling 800-GABELLI (800-422-3554); (ii) writing to The Gabelli Funds at One Corporate Center, Rye, NY 10580-1422; or (iii) visiting the SEC’s website at www.sec.gov.

The GAMCO Growth Fund

Schedule of Investments — December 31, 2013

Shares		Cost	Market Value
	COMMON STOCKS — 99.4%
	INFORMATION TECHNOLOGY — 18.5%
46,100	Apple Inc.	$16,423,413	$25,867,171
146,000	EMC Corp.	4,022,421	3,671,900
117,000	Facebook Inc., Cl. A†	3,702,419	6,395,220
17,500	Google Inc., Cl. A†	11,273,701	19,612,425
55,300	International Business Machines Corp.	6,657,189	10,372,621
432,000	Microsoft Corp.	11,795,805	16,169,760
196,000	Oracle Corp.	6,806,986	7,498,960
93,500	QUALCOMM Inc.	6,047,926	6,942,375

	TOTAL INFORMATION TECHNOLOGY	66,729,860	96,530,432

	CONSUMER DISCRETIONARY—OTHER — 17.4%
19,400	Amazon.com Inc.†	4,452,619	7,736,526
6,000	AutoZone Inc.†	2,271,174	2,867,640
58,000	Costco Wholesale Corp.	3,907,609	6,902,580
137,500	eBay Inc.†	6,658,819	7,547,375
23,400	L’Oreal SA	3,824,694	4,110,854
87,000	Luxottica Group SpA	4,280,769	4,661,783
44,600	Macy’s Inc.	1,895,178	2,381,640
24,000	Michael Kors Holdings Ltd.†	1,426,583	1,948,560
47,300	NIKE Inc., Cl. B	2,601,751	3,719,672
6,000	priceline.com Inc.†	4,226,105	6,974,400
19,000	Ralph Lauren Corp.	2,452,447	3,354,830
67,600	Starbucks Corp.	3,001,668	5,299,164
44,000	The Estee Lauder Companies Inc., Cl. A	1,996,987	3,314,080
146,600	The Home Depot Inc.	7,210,608	12,071,044
45,600	The Swatch Group AG	4,761,546	5,132,268
69,000	The TJX Companies Inc.	1,986,762	4,397,370
39,400	Tiffany & Co	2,262,558	3,655,532
57,200	Wal-Mart Stores Inc.	4,059,671	4,501,068

	TOTAL CONSUMER DISCRETIONARY—OTHER	63,277,548	90,576,386

	CONSUMER DISCRETIONARY—MEDIA — 13.0%
60,000	CBS Corp., Cl. B, Non-Voting	1,442,615	3,824,400
5,000	Comcast Corp., Cl. A	240,913	259,825
205,000	Comcast Corp., Cl. A, Special	5,270,284	10,225,400
80,600	DIRECTV†	3,903,840	5,568,654
44,000	Discovery Communications Inc., Cl. A†	2,591,717	3,978,480
79,800	Liberty Global plc, Cl. A†	5,982,965	7,101,402
91,000	Nielsen Holdings NV†	2,774,746	4,175,990
29,600	The Walt Disney Co	1,960,320	2,261,440
94,000	Time Warner Cable Inc.	12,330,018	12,737,000
210,000	Twenty-First Century Fox Inc., Cl. A	4,678,731	7,387,800

Shares		Cost	Market Value
115,000	Viacom Inc., Cl. B	$5,573,730	$10,044,100

	TOTAL CONSUMER DISCRETIONARY—MEDIA	46,749,879	67,564,491

	PRODUCER DURABLES — 11.1%
37,500	3M Co	4,911,857	5,259,375
74,200	B/E Aerospace Inc.†	4,788,501	6,457,626
25,100	Cummins Inc	2,621,988	3,538,347
37,000	Eaton Corp. plc	1,920,507	2,816,440
45,000	Emerson Electric Co	2,712,186	3,158,100
43,500	Flowserve Corp.	1,766,096	3,429,105
112,000	Honeywell International Inc.	5,066,455	10,233,440
50,000	PACCAR Inc.	2,237,330	2,958,500
73,000	Union Pacific Corp.	7,957,697	12,264,000
66,000	United Technologies Corp.	4,329,076	7,510,800

	TOTAL PRODUCER DURABLES	38,311,693	57,625,733

	HEALTH CARE — 10.7%
157,000	Abbott Laboratories	5,331,549	6,017,810
39,400	Allergan Inc.	3,247,363	4,376,552
45,700	Amgen Inc.	3,900,746	5,217,112
42,000	Becton, Dickinson and Co	3,599,511	4,640,580
13,100	Biogen Idec Inc.†	1,928,992	3,664,725
23,400	Celgene Corp.†	1,801,329	3,953,664
138,000	Express Scripts Holding Co.†	8,389,738	9,693,120
88,400	Gilead Sciences Inc.†	3,804,313	6,643,260
55,000	Johnson & Johnson	3,703,527	5,037,450
13,500	Novo Nordisk A/S, Cl. B	1,033,553	2,474,575
57,000	Roche Holding AG, ADR	2,442,270	4,001,400

	TOTAL HEALTH CARE	39,182,891	55,720,248

	CONSUMER STAPLES — 8.5%
63,000	Beam Inc.	2,973,891	4,287,780
71,000	Colgate-Palmolive Co	2,872,330	4,629,910
145,700	CVS Caremark Corp.	8,685,660	10,427,749
31,700	Diageo plc, ADR	2,644,765	4,197,714
31,000	Mead Johnson Nutrition Co	2,207,942	2,596,560
73,000	Mondelēz International Inc., Cl. A	2,264,096	2,576,900
65,600	PepsiCo Inc.	4,257,830	5,440,864
178,000	The Coca-Cola Co	5,245,966	7,353,180
50,400	Whole Foods Market Inc.	1,953,607	2,914,632

	TOTAL CONSUMER STAPLES	33,106,087	44,425,289

	MATERIALS AND PROCESSING — 7.6%
70,000	E. I. du Pont de Nemours and Co	3,365,355	4,547,900
49,400	Ecolab Inc.	4,312,696	5,150,938
45,300	Monsanto Co	3,671,626	5,279,715
36,000	PPG Industries Inc.	5,737,678	6,827,760
47,000	Precision Castparts Corp.	6,017,696	12,657,100

See accompanying notes to financial statements.

The GAMCO Growth Fund

Schedule of Investments (Continued) — December 31, 2013

Shares		Cost	Market Value
	COMMON STOCKS (Continued)
	MATERIALS AND PROCESSING (Continued)
28,100	The Sherwin-Williams Co	$4,409,941	$5,156,350

	TOTAL MATERIALS AND PROCESSING	27,514,992	39,619,763

	FINANCIAL SERVICES — 6.9%
6,700	BlackRock Inc.	1,328,599	2,120,349
85,900	JPMorgan Chase & Co	3,170,044	5,023,432
14,900	MasterCard Inc., Cl. A	4,580,232	12,448,354
95,000	Morgan Stanley	1,525,948	2,979,200
26,200	The Goldman Sachs Group Inc.	2,795,267	4,644,212
38,000	Visa Inc., Cl. A	3,784,656	8,461,840

	TOTAL FINANCIAL SERVICES	17,184,746	35,677,387

	ENERGY — 4.2%
49,800	Continental Resources Inc.†	4,308,926	5,603,496
48,000	EOG Resources Inc.	5,655,728	8,056,320
44,700	Pioneer Natural Resources Co.	5,224,402	8,227,929

	TOTAL ENERGY	15,189,056	21,887,745

	UTILITIES — 1.5%
156,000	Verizon Communications Inc.	7,064,172	7,665,840

	TOTAL COMMON STOCKS	354,310,924	517,293,314

Principal Amount		Cost	Market Value
	U.S. GOVERNMENT OBLIGATIONS — 0.7%
$3,674,000	U.S. Treasury Bills,
	0.078% to 0.095%††,
	05/22/14 to 06/26/14	$3,672,627	$3,672,893

	TOTAL INVESTMENTS — 100.1%	$357,983,551	520,966,207

	Other Assets and Liabilities (Net) — (0.1)%		(268,405)

	NET ASSETS — 100.0%		$520,697,802

†	Non-income producing security.
††	Represents annualized yield at date of purchase.
ADR	American Depositary Receipt

See accompanying notes to financial statements.

The GAMCO Growth Fund

Statement of Assets and Liabilities

December 31, 2013

Assets:
Investments, at value (cost $357,983,551)	$520,966,207
Cash	4,506
Receivable for Fund shares sold	139,058
Dividends receivable	470,818
Prepaid expenses	31,442

Total Assets	521,612,031

Liabilities:
Payable for Fund shares redeemed	211,672
Payable for investment advisory fees	432,334
Payable for distribution fees	106,316
Payable for accounting fees	3,750
Payable for shareholder services fees	53,488
Payable for shareholder communications expenses	47,144
Other accrued expenses	59,525

Total Liabilities	914,229

Net Assets (applicable to 11,169,683 shares outstanding)	$520,697,802

Net Assets Consist of:
Paid-in capital	$390,547,040
Accumulated net realized loss on investments and foreign currency transactions	(32,834,631)
Net unrealized appreciation on investments	162,982,656
Net unrealized appreciation on foreign currency translations	2,737

Net Assets	$520,697,802

Shares of Beneficial Interest, each at $0.01 par value; unlimited number of shares authorized:
Class AAA:
Net Asset Value, offering, and redemption price per share ($505,727,150 ÷ 10,848,330 shares outstanding)	$46.62

Class A:
Net Asset Value and redemption price per share ($1,355,144 ÷ 29,066 shares outstanding)	$46.62

Maximum offering price per share (NAV ÷ 0.9425, based on maximum sales charge of 5.75% of the offering price)	$49.46

Class C:
Net Asset Value and offering price per share ($1,221,214 ÷ 28,125 shares outstanding)	$43.42	(a)

Class I:
Net Asset Value, offering, and redemption price per share ($12,394,294 ÷ 264,162 shares outstanding)	$46.92

(a) Redemption	price varies based on the length of time held.

Statement of Operations

For the Year Ended December 31, 2013

Investment Income:
Dividends (net of foreign withholding taxes of $71,284)	$6,903,321
Interest	1,770

Total Investment Income	6,905,091

Expenses:
Investment advisory fees	4,691,822
Distribution fees - Class AAA	1,141,832
Distribution fees - Class A	2,831
Distribution fees - Class C	10,068
Shareholder services fees	425,175
Trustees’ fees	144,000
Shareholder communications expenses	122,506
Custodian fees	57,968
Legal and audit fees	51,101
Registration expenses	50,304
Accounting fees	45,000
Miscellaneous expenses	36,200

Total Expenses	6,778,807

Less:
Custodian fee credits	(159)

Net Expenses	6,778,648

Net Investment Income	126,443

Net Realized and Unrealized Gain/(Loss) on Investments and Foreign Currency:
Net realized gain on investments	47,492,233
Net realized loss on foreign currency transactions	(198)

Net realized gain on investments and foreign currency transactions	47,492,035

Net change in unrealized appreciation/depreciation: on investments	89,819,689
on foreign currency translations	4,257

Net change in unrealized appreciation/depreciation on investments and foreign currency translations	89,823,946

Net Realized and Unrealized Gain/(Loss) on Investments and Foreign Currency	137,315,981

Net Increase in Net Assets Resulting from Operations	$137,442,424

See accompanying notes to financial statements.

The GAMCO Growth Fund

Statement of Changes in Net Assets

	Year Ended December 31, 2013	Year Ended December 31, 2012
Operations:
Net investment income	$126,443	$607,754
Net realized gain on investments and foreign currency transactions	47,492,035	20,968,500
Net change in unrealized appreciation on investments and foreign currency translations	89,823,946	42,796,098

Net Increase in Net Assets Resulting from Operations	137,442,424	64,372,352

Distributions to Shareholders:
Net investment income
Class AAA	(143,365)	(578,029)
Class A	(636)	(1,097)
Class I	(31,313)	(36,508)

Total Distributions to Shareholders	(175,314)	(615,634)

Shares of Beneficial Interest Transactions:
Class AAA	(42,592,979)	(63,547,002)
Class A	136,769	(18,165)
Class B*	—	(291,682)
Class C	103,906	36,632
Class I	271,080	5,399,586

Net Decrease in Net Assets from Shares of Beneficial Interest Transactions	(42,081,224)	(58,420,631)

Redemption Fees	60	—

Net Increase in Net Assets	95,185,946	5,336,087
Net Assets:
Beginning of year	425,511,856	420,175,769

End of year (including undistributed net investment income of $0 and $945, respectively)	$520,697,802	$425,511,856

*	Class B Shares were fully redeemed and closed on February 2, 2012.

See accompanying notes to financial statements.

The GAMCO Growth Fund

Financial Highlights

Selected data for a share of beneficial interest outstanding throughout each year:

Year Ended December 31	Net Asset Value, Beginning of Year	Income (Loss) from Investment Operations			Distributions		Redemption Fees (a)(b)	Net Asset Value, End of Year	Total Return†	Net Assets End of Year (in 000’s)	Ratios to Average Net Assets/ Supplemental Data
		Net Investment Income (Loss)(a)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Net Investment Income	Total Distributions					Net Investment Income (Loss)	Operating Expenses	Portfolio Turnover Rate
Class AAA
2013	$34.81	$0.01	$11.81	$11.82	$(0.01)	$(0.01)	$0.00	$46.62	34.0%	$505,727	0.02%	1.45%	35%
2012	30.11	0.04	4.71	4.75	(0.05)	(0.05)	0.00	34.81	15.8	414,691	0.13	1.49	41
2011	31.39	0.07	(1.28)	(1.21)	(0.07)	(0.07)	0.00	30.11	(3.8)	415,416	0.21	1.48	67
2010	28.50	(0.02)	2.91	2.89	—	—	0.00	31.39	10.1	546,786	(0.06)	1.47	55
2009	19.56	(0.02)	8.96	8.94	—	—	0.00	28.50	45.7	575,203	(0.08)	1.53	83
Class A
2013	$34.82	$0.01	$11.82	$11.83	$(0.02)	$(0.02)	$0.00	$46.62	34.0%	$1,355	0.01%	1.45%	35%
2012	30.11	0.05	4.70	4.75	(0.04)	(0.04)	0.00	34.82	15.8	894	0.15	1.49	41
2011	31.40	0.06	(1.27)	(1.21)	(0.08)	(0.08)	0.00	30.11	(3.8)	778	0.18	1.48	67
2010	28.50	(0.01)	2.91	2.90	—	—	0.00	31.40	10.2	858	(0.05)	1.47	55
2009	19.57	(0.02)	8.95	8.93	—	—	0.00	28.50	45.6	1,237	(0.08)	1.53	83
Class C
2013	$32.66	$(0.27)	$11.03	$10.76	—	—	$0.00	$43.42	33.0%	$1,221	(0.73)%	2.20%	35%
2012	28.42	(0.19)	4.43	4.24	—	—	0.00	32.66	14.9	835	(0.61)	2.24	41
2011	29.78	(0.16)	(1.20)	(1.36)	—	—	0.00	28.42	(4.6)	694	(0.54)	2.23	67
2010	27.23	(0.21)	2.76	2.55	—	—	0.00	29.78	9.4	787	(0.80)	2.22	55
2009	18.84	(0.18)	8.57	8.39	—	—	0.00	27.23	44.5	1,620	(0.82)	2.28	83
Class I
2013	$35.03	$0.11	$11.90	$12.01	$(0.12)	$(0.12)	$0.00	$46.92	34.3%	$12,395	0.27%	1.20%	35%
2012	30.30	0.15	4.72	4.87	(0.14)	(0.14)	0.00	35.03	16.1	9,092	0.45	1.24	41
2011	31.60	0.15	(1.29)	(1.14)	(0.16)	(0.16)	0.00	30.30	(3.6)	3,013	0.47	1.23	67
2010	28.62	0.05	2.93	2.98	—	—	0.00	31.60	10.4	3,493	0.19	1.22	55
2009	19.60	0.04	8.98	9.02	—	—	0.00	28.62	46.0	3,878	0.17	1.28	83

†

Total return represents aggregate total return of a hypothetical $1,000 investment at the beginning of the year and sold at the end of the year including reinvestment of distributions and does not reflect applicable sales charges.

(a)	Per share amounts have been calculated using the average shares outstanding method.
(b)	Amount represents less than $0.005 per share.

See accompanying notes to financial statements.

The GAMCO Growth Fund

Notes to Financial Statements

1. Organization. The GAMCO Growth Fund was organized on October 24, 1986 as a Massachusetts business trust and commenced investment operations on April 10, 1987. The Fund is a diversified open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund’s primary objective is capital appreciation.

2. Significant Accounting Policies. The Fund’s financial statements are prepared in accordance with U.S.

Generally Accepted Accounting Principles (“GAAP”), which may require the use of management estimates and assumptions. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

Security Valuation. Portfolio securities listed or traded on a nationally recognized securities exchange or traded in the U.S. over-the-counter market for which market quotations are readily available are valued at the last quoted sale price or a market’s official closing price as of the close of business on the day the securities are being valued. If there were no sales that day, the security is valued at the average of the closing bid and asked prices or, if there were no asked prices quoted on that day, then the security is valued at the closing bid price on that day. If no bid or asked prices are quoted on such day, the security is valued at the most recently available price or, if the Board of Trustees (the “Board”) so determines, by such other method as the Board shall determine in good faith to reflect its fair market value. Portfolio securities traded on more than one national securities exchange or market are valued according to the broadest and most representative market, as determined by Gabelli Funds, LLC (the “Adviser”).

Portfolio securities primarily traded on a foreign market are generally valued at the preceding closing values of such securities on the relevant market, but may be fair valued pursuant to procedures established by the Board if market conditions change significantly after the close of the foreign market, but prior to the close of business on the day the securities are being valued. Debt instruments with remaining maturities of sixty days or less that are not credit impaired are valued at amortized cost, unless the Board determines such amount does not reflect the securities’ fair value, in which case these securities will be fair valued as determined by the Board. Debt instruments having a maturity greater than sixty days for which market quotations are readily available are valued at the average of the latest bid and asked prices. If there were no asked prices quoted on such day, the security is valued using the closing bid price. U.S. government obligations with maturities greater than sixty days are normally valued using a model that incorporates market observable data such as reported sales of similar securities, broker quotes, yields, bids, offers, and reference data. Certain securities are valued principally using dealer quotations.

Securities and assets for which market quotations are not readily available are fair valued as determined by the Board. Fair valuation methodologies and procedures may include, but are not limited to: analysis and review of available financial and non-financial information about the company; comparisons with the valuation and changes in valuation of similar securities, including a comparison of foreign securities with the equivalent U.S. dollar value American Depositary Receipt securities at the close of the U.S. exchange; and evaluation of any other information that could be indicative of the value of the security.

The GAMCO Growth Fund

Notes to Financial Statements (Continued)

Accounting Standards Update (“ASU”) No. 2011-11 (as clarified by ASU No. 2013-01) “Disclosures about Offsetting Assets and Liabilities” requires a fund to disclose both gross information and net information about both instruments and transactions eligible for offset in the statement of assets and liabilities and instruments and transactions subject to an agreement similar to a master netting arrangement. The scope of ASU 2011-11 includes derivatives and sale and repurchase agreements. The purpose of ASU 2011-11 is to facilitate comparison of financial statements prepared on the basis of GAAP and on the basis of International Financial Reporting Standards. Management is continually evaluating the implications of ASU 2011-11 and its impact on the financial statements and, at this time, has concluded that ASU 2011-11 is not applicable to the Fund because the Fund does not have investments covered under this guidance.

The inputs and valuation techniques used to measure fair value of the Fund’s investments are summarized into three levels as described in the hierarchy below:

•	Level 1 — quoted prices in active markets for identical securities;
•	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.); and
•	Level 3 — significant unobservable inputs (including the Board’s determinations as to the fair value of investments).

A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input both individually and in the aggregate that is significant to the fair value measurement. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of the Fund’s investments in securities by inputs used to value the Fund’s investments as of December 31, 2013 is as follows:

Valuation Inputs*	Investments in Securities (Market Value) Assets

Level 1 - Quoted Prices	$517,293,314
Level 2 - Other Significant Observable Inputs	3,672,893

Total	$520,966,207

*

Portfolio holdings designated in Level 1 and Level 2 are disclosed individually in the Schedule of Investments (“SOI”). Please refer to the SOI for the industry classifications of these portfolio holdings. Level 1 consists of Common Stocks. Level 2 consists of U.S. Government Obligations.

The Fund did not have transfers between Level 1 and Level 2 during the year ended December 31, 2013. The Fund’s policy is to recognize transfers among Levels as of the beginning of the reporting period.

There were no Level 3 investments held at December 31, 2013 or December 31, 2012.

Additional Information to Evaluate Qualitative Information.

General. The Fund uses recognized industry pricing services – approved by the Board and unaffiliated with the Adviser – to value most of its securities, and uses broker quotes provided by market makers of securities not valued by these and other recognized pricing sources. Several different pricing feeds are received to value domestic equity securities, international equity securities, preferred equity securities, and fixed income securities.

The GAMCO Growth Fund

Notes to Financial Statements (Continued)

The data within these feeds is ultimately sourced from major stock exchanges and trading systems where these securities trade. The prices supplied by external sources are checked by obtaining quotations or actual transaction prices from market participants. If a price obtained from the pricing source is deemed unreliable, prices will be sought from another pricing service or from a broker/dealer that trades that security or similar securities.

Fair Valuation. Fair valued securities may be common and preferred equities, warrants, options, rights, and fixed income obligations. Where appropriate, Level 3 securities are those for which market quotations are not available, such as securities not traded for several days, or for which current bids are not available, or which are restricted as to transfer. Among the factors to be considered to fair value a security are recent prices of comparable securities that are publicly traded, reliable prices of securities not publicly traded, the use of valuation models, current analyst reports, valuing the income or cash flow of the issuer, or cost if the preceding factors do not apply. The circumstances of Level 3 securities are frequently monitored to determine if fair valuation measures continue to apply.

The Adviser reports quarterly to the Board the results of the application of fair valuation policies and procedures. These include back testing the prices realized in subsequent trades of these fair valued securities to fair values previously recognized.

Foreign Currency Translations. The books and records of the Fund are maintained in U.S. dollars. Foreign currencies, investments, and other assets and liabilities are translated into U.S. dollars at current exchange rates. Purchases and sales of investment securities, income, and expenses are translated at the exchange rate prevailing on the respective dates of such transactions. Unrealized gains and losses that result from changes in foreign exchange rates and/or changes in market prices of securities have been included in unrealized appreciation/depreciation on investments and foreign currency translations. Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date on investment securities transactions, foreign currency transactions, and the difference between the amounts of interest and dividends recorded on the books of the Fund and the amounts actually received. The portion of foreign currency gains and losses related to fluctuation in exchange rates between the initial purchase trade date and subsequent sale trade date is included in realized gain/(loss) on investments.

Foreign Securities. The Fund may directly purchase securities of foreign issuers. Investing in securities of foreign issuers involves special risks not typically associated with investing in securities of U.S. issuers. The risks include possible revaluation of currencies, the inability to repatriate funds, less complete financial information about companies, and possible future adverse political and economic developments. Moreover, securities of many foreign issuers and their markets may be less liquid and their prices more volatile than those of securities of comparable U.S. issuers.

Foreign Taxes. The Fund may be subject to foreign taxes on income, gains on investments, or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

Securities Transactions and Investment Income. Securities transactions are accounted for on the trade date with realized gain/(loss) on investments determined by using the identified cost method. Interest income (including amortization of premium and accretion of discount) is recorded on the accrual basis. Premiums and discounts on debt securities are amortized using the effective yield to maturity method. Dividend income is recorded on

The GAMCO Growth Fund

Notes to Financial Statements (Continued)

the ex-dividend date, except for certain dividends from foreign securities that are recorded as soon after the ex-dividend date as the Fund becomes aware of such dividends.

Determination of Net Asset Value and Calculation of Expenses. Certain administrative expenses are common to, and allocated among, various affiliated funds. Such allocations are made on the basis of each fund’s average net assets or other criteria directly affecting the expenses as determined by the Adviser pursuant to procedures established by the Board.

In calculating the NAV per share of each class, investment income, realized and unrealized gains and losses, redemption fees, and expenses other than class specific expenses are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day. Distribution expenses are borne solely by the class incurring the expense.

Custodian Fee Credits. When cash balances are maintained in the custody account, the Fund receives credits which are used to offset custodian fees. The gross expenses paid under the custody arrangement are included in custodian fees in the Statement of Operations with the corresponding expense offset, if any, shown as “Custodian fee credits.”

Distributions to Shareholders. Distributions to shareholders are recorded on the ex-dividend date. Distributions to shareholders are based on income and capital gains as determined in accordance with federal income tax regulations, which may differ from income and capital gains as determined under GAAP. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Fund and timing differences. These book/tax differences are either temporary or permanent in nature. To the extent these differences are permanent, adjustments are made to the appropriate capital accounts in the period when the differences arise. Permanent differences are primarily due to the recharacterization of distributions. These reclassifications have no impact on the NAV of the Fund. For the year ended December 31, 2013, reclassifications were made to increase accumulated net investment income by $47,926 and decrease accumulated net realized loss on investments and foreign currency transactions by $198, with an offsetting adjustment to paid-in-capital.

The tax character of distributions paid during the years ended December 31, 2013 and 2012 was $175,314 and $615,634, respectively, of ordinary income.

Provision for Income Taxes. The Fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). It is the policy of the Fund to comply with the requirements of the Code applicable to regulated investment companies and to distribute substantially all of its net investment company taxable income and net capital gains. Therefore, no provision for federal income taxes is required.

As of December 31, 2013, the components of accumulated earnings/losses on a tax basis were as follows:

Accumulated capital loss carryforwards	$(32,398,133)
Net unrealized appreciation on investments and foreign currency translations	162,548,895

Total	$130,150,762

At December 31, 2013, the Fund had net capital loss carryforwards for federal income tax purposes which are available to reduce future required distributions of net capital gains to shareholders. Under the Regulated Investment Company Modernization Act of 2010, the Fund is permitted to carry forward for an unlimited period capital

The GAMCO Growth Fund

Notes to Financial Statements (Continued)

losses incurred in years beginning after December 22, 2010. In addition, these losses must be utilized prior to the losses incurred in pre-enactment taxable years. As a result of the rule, pre-enactment capital loss carryforwards may have an increased likelihood of expiring unused. Additionally, post enactment capital losses that are carried forward will retain their character as either short term or long term capital losses rather than being considered all short term as under previous law.

Capital Loss Carryforward Available through 2017	$20,782,104
Capital Loss Carryforward Available through 2018	11,616,029

Total Capital Loss Carryforwards	$32,398,133

During the year ended December 31, 2013, the Fund utilized capital loss carryforwards of $47,120,345.

At December 31, 2013, the differences between book basis and tax basis unrealized appreciation were primarily due to deferral of losses from wash sales for tax purposes.

The following summarizes the tax cost of investments and the related net unrealized appreciation at December 31, 2013:

	Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation
Investments	$358,420,049	$163,333,177	$(787,019)	$162,546,158

The Fund is required to evaluate tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Income tax and related interest and penalties would be recognized by the Fund as tax expense in the Statement of Operations if the tax positions were deemed not to meet the more-likely-than-not threshold. For the year ended December 31, 2013, the Fund did not incur any income tax, interest, or penalties. As of December 31, 2013, the Adviser has reviewed all open tax years and concluded that there was no impact to the Fund’s net assets or results of operations. Tax years ended December 31, 2010 through December 31, 2013 remain subject to examination by the Internal Revenue Service and state taxing authorities. On an ongoing basis, the Adviser will monitor the Fund’s tax positions to determine if adjustments to this conclusion are necessary.

3. Investment Advisory Agreement and Other Transactions. The Fund has entered into an investment advisory agreement (the “Advisory Agreement”) with the Adviser which provides that the Fund will pay the Adviser a fee, computed daily and paid monthly, at the annual rate of 1.00% of the value of its average daily net assets. In accordance with the Advisory Agreement, the Adviser provides a continuous investment program for the Fund’s portfolio, oversees the administration of all aspects of the Fund’s business and affairs, and pays the compensation of all Officers and Trustees of the Fund who are affiliated persons of the Adviser.

The Fund pays each Trustee who is not considered an affiliated person an annual retainer of $9,000 plus $2,000 for each Board meeting attended. Each Trustee is reimbursed by the Fund for any out of pocket expenses incurred in attending meetings. All Board committee members receive $500 per meeting attended. The Chairman of the Audit Committee and the Lead Trustee each receive an annual fee of $2,000. The Chairman of the Proxy Voting Committee and Nominating Committee each receives a $1,000 annual fee. A Trustee may receive a single meeting fee, allocated among the participating funds, for attending certain meetings held on behalf of

The GAMCO Growth Fund

Notes to Financial Statements (Continued)

multiple funds. Trustees who are directors or employees of the Adviser or an affiliated company receive no compensation or expense reimbursement from the Fund.

4. Distribution Plan. The Fund’s Board has adopted a distribution plan (the “Plan”) for each class of shares, except for Class I Shares, pursuant to Rule 12b-1 under the 1940 Act. Under the Class AAA, Class A, and Class C Share Plans, payments are authorized to G.distributors, LLC (the “Distributor”), an affiliate of the Fund, at annual rates of 0.25%, 0.25%, and 1.00%, respectively, of the average daily net assets of those classes, the annual limitations under each Plan. Such payments are accrued daily and paid monthly.

5. Portfolio Securities. Purchases and sales of securities during the year ended December 31, 2013, other than short term securities and U.S. Government obligations, aggregated $161,200,139 and $196,483,680, respectively.

6. Transactions with Affiliates. During the year ended December 31, 2013, the Fund paid brokerage commissions on security trades of $630 to G.research, Inc., an affiliate of the Adviser. Additionally, the Distributor retained a total of $499 from investors representing commissions (sales charges and underwriting fees) on sales and redemptions of Fund shares.

The cost of calculating the Fund’s NAV per share is a Fund expense pursuant to the Advisory Agreement. During the year ended December 31, 2013, the Fund paid or accrued $45,000 to the Adviser in connection with the cost of computing the Fund’s NAV.

7. Line of Credit. The Fund participates in an unsecured line of credit of up to $75,000,000 under which it may borrow up to 10% of its net assets from the custodian for temporary borrowing purposes. Borrowings under this arrangement bear interest at the higher of the sum of the overnight LIBOR rate plus 100 basis points or the sum of the federal funds rate plus 100 basis points at the time of borrowing. This amount, if any, would be included in “interest expense” in the Statement of Operations. During the year ended December 31, 2013, there were no borrowings under the line of credit.

8. Shares of Beneficial Interest. The Fund offers four classes of shares – Class AAA Shares, Class A Shares, Class C Shares, and Class I Shares. Class AAA Shares are offered without a sales charge only to investors who acquire them directly from the Distributor, through selected broker/dealers, or the transfer agent. Class I Shares are offered without a sales charge, solely to certain institutions, directly through the Distributor, or brokers that have entered into selling agreements specifically with respect to Class I Shares. Class A Shares are subject to a maximum front-end sales charge of 5.75%. Class C Shares are subject to a 1.00% contingent deferred sales charge for one year after purchase.

The Fund imposes a redemption fee of 2.00% on all classes of shares that are redeemed or exchanged on or before the seventh day after the date of a purchase. The redemption fee is deducted from the proceeds otherwise payable to the redeeming shareholders and is retained by the Fund as an increase in paid-in capital. The redemption fees retained by the Fund during the years ended December 31, 2013 and 2012 amounted to $60 and $0, respectively.

The GAMCO Growth Fund

Notes to Financial Statements (Continued)

Transactions in shares of beneficial interest were as follows:

	Year Ended December 31, 2013		Year Ended December 31, 2012
	Shares	Amount	Shares	Amount

Class AAA
Shares sold	180,313	$7,354,223	219,903	$7,386,673
Shares issued upon reinvestment of distributions	2,970	136,894	15,929	550,204
Shares redeemed	(1,248,169)	(50,084,096)	(2,121,086)	(71,483,879)

Net decrease	(1,064,886)	$(42,592,979)	(1,885,254)	$(63,547,002)

Class A
Shares sold	12,700	$501,373	16,030	$525,793
Shares issued upon reinvestment of distributions	12	536	7	320
Shares redeemed	(9,309)	(365,140)	(16,219)	(544,278)

Net increase/(decrease)	3,403	$136,769	(182)	$(18,165)

Class B*
Shares redeemed	—	$—	(9,658)	$(291,682)

Net decrease	—	$—	(9,658)	$(291,682)

Class C
Shares sold	12,049	$454,126	7,353	$232,976
Shares redeemed	(9,496)	(350,220)	(6,217)	(196,344)

Net increase	2,553	$103,906	1,136	$36,632

Class I
Shares sold	54,351	$2,280,180	217,442	$7,344,760
Shares issued upon reinvestment of distributions	631	29,282	984	34,189
Shares redeemed	(50,389)	(2,038,382)	(58,296)	(1,979,363)

Net increase	4,593	$271,080	160,130	$5,399,586

*	Class B Shares were fully redeemed and closed on February 2, 2012.

9. Indemnifications. The Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts. Management has reviewed the Fund’s existing contracts and expects the risk of loss to be remote.

10. Other Matters. On April 24, 2008, the Adviser entered into a settlement with the SEC to resolve an inquiry regarding prior frequent trading in shares of the GAMCO Global Growth Fund (the “Global Growth Fund”) by one investor who was banned from the Global Growth Fund in August 2002. Under the terms of the settlement, the Adviser, without admitting or denying the SEC’s findings and allegations, paid $16 million (which included a $5 million civil monetary penalty). On the same day, the SEC filed a civil action in the U.S. District Court for the Southern District of New York against the Executive Vice President and Chief Operating Officer of the Adviser, alleging violations of certain federal securities laws arising from the same matter. The officer, who is also an officer of the Global Growth Fund and other funds in the Gabelli/GAMCO complex, including this Fund, denies the allegations and is continuing in his positions with the Adviser and the funds. The settlement by the Adviser did not have, and the resolution of the action against the officer is not expected to have, a material adverse impact on the Adviser or its ability to fulfill its obligations under the Advisory Agreement.

The GAMCO Growth Fund

Notes to Financial Statements (Continued)

11. Subsequent Events. Management has evaluated the impact on the Fund of all subsequent events occurring through the date the financial statements were issued and has determined that there were no subsequent events requiring recognition or disclosure in the financial statements.

The GAMCO Growth Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of

The GAMCO Growth Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of The GAMCO Growth Fund (hereafter referred to as the “Fund”) at December 31, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2013 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

New York, New York

February 24, 2014

The GAMCO Growth Fund

Additional Fund Information (Unaudited)

The business and affairs of the Fund are managed under the direction of the Fund’s Board of Trustees. Information pertaining to the Trustees and officers of the Fund is set forth below. The Fund’s Statement of Additional Information includes additional information about the Fund’s Trustees and is available without charge, upon request, by calling 800-GABELLI (800-422-3554) or by writing to The GAMCO Growth Fund at One Corporate Center, Rye, NY 10580-1422.

Name, Position(s) Address[1] and Age	Term of Office and Length of Time Served[2]	Number of Funds in Fund Complex Overseen by Trustee	Principal Occupation(s) During Past Five Years	Other Directorships Held by Trustee[4]
INTERESTED TRUSTEES[3] :

Mario J. Gabelli, CFA Trustee Age: 71	Since 1992	27	Chairman, Chief Executive Officer, Chief Investment Officer–Value Portfolios of GAMCO Investors, Inc., and Chief Investment Officer–Value Portfolios of Gabelli Funds, LLC and GAMCO Asset Management Inc.; Director/Trustee or Chief Investment Officer of other registered investment companies in the Gabelli/GAMCO Funds Complex; Chief Executive Officer of GGCP, Inc.	Director of Morgan Group Holdings, Inc. (holding company); Chairman of the Board and Chief Executive Officer of LICT Corp. (multimedia and communication services); Director of CIBL, Inc. (broadcasting and wireless communications); Director of ICTC Group, Inc. (communications); Director of RLJ Acquisition Inc. (blank check company) (2011-2012)

John D. Gabelli Trustee Age: 69	Since 1995	10	Senior Vice President of G.research, Inc.	—

Anthony Torna, Sr. Trustee Age: 87	Since 1987	1	Registered Representative, Maxim Group LLC (2002-2013)	—

INDEPENDENT TRUSTEES[5] :

Anthony J. Colavita Trustee Age: 78	Since 1989	36	President of the law firm of Anthony J. Colavita, P.C.	—

James P. Conn Trustee Age: 75	Since 1992	20	Former Managing Director and Chief Investment Officer of Financial Security Assurance Holdings Ltd. (insurance holding company) (1992-1998)	Director of First Republic Bank (banking) through January 2008

Dugald A. Fletcher Trustee Age: 84	1989-1996 2000-present	2	President, Fletcher & Company, Inc.	Director of Harris and Harris Group, Inc. (venture capital)

Robert J. Morrissey Trustee Age: 74	Since 2001	6	Partner in the law firm of Morrissey, Hawkins & Lynch	—

Anthony R. Pustorino Trustee Age: 88	Since 1987	13	Certified Public Accountant; Professor Emeritus, Pace University	Director of The LGL Group, Inc. (diversified manufacturing) (2002-2010)

Anthonie C. van Ekris Trustee Age: 79	1987-1989 1992-present	20	Chairman of BALMAC International, Inc. (commodities and futures trading)	—

Salvatore J. Zizza Trustee Age: 68	1987-1996 2000-present	30	Chairman (since 1978) of Zizza & Associates Corp. (financial consulting); Chairman (since 2005) of Metropolitan Paper Recycling, Inc. (recycling); Chairman (since 1999) of Harbor BioSciences, Inc. (biotechnology)	Director and Vice Chairman of Trans-Lux Corporation (business services); Director and Chairman of Harbor Diversified Inc. (pharmaceuticals); Chairman of Bion Environmental Technologies (technology); Director, Chairman, and CEO of General Employment Enterprises (staffing services)(2009-2012)

The GAMCO Growth Fund

Additional Fund Information (Continued) (Unaudited)

Name, Position(s) Address[1] and Age	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past Five Years
OFFICERS:

Bruce N. Alpert President Age: 62	Since 2006

Executive Vice President and Chief Operating Officer of Gabelli Funds, LLC since 1988; Officer of registered investment companies in the Gabelli/GAMCO Funds Complex; Director of Teton Advisors, Inc. 1998-2012; Chairman of Teton Advisors, Inc., July 2008-2010; President of Teton Advisors, Inc., 1998-2008; Senior Vice President of GAMCO Investors, Inc. since 2008

Andrea R. Mango Secretary Age: 41	Since November 2013	Counsel of Gabelli Funds, LLC; Corporate Vice President within the Corporate Compliance Department of New York Life Insurance Company 2011-2013; Vice President and Counsel of Deutsche Bank 2006-2011

Agnes Mullady Treasurer Age: 55	Since 2006

President and Chief Operating Officer of the Open-End Division of Gabelli Funds, LLC since September 2010; Senior Vice President of GAMCO Investors, Inc. since 2009; Vice President of Gabelli Funds, LLC since 2007; Officer of all of the registered investment companies in the Gabelli/GAMCO Funds Complex

Richard J. Walz Chief Compliance Officer Age: 54	Since November 2013

Chief Compliance Officer of the Gabelli/GAMCO Funds Complex; Chief Compliance Officer of AEGON USA Investment Management, LLC 2011-2013; Chief Compliance Officer of Cutwater Asset Management 2004-2011.

1	Address: One Corporate Center, Rye, NY 10580-1422, unless otherwise noted.
2

Each Trustee will hold office for an indefinite term until the earliest of (i) the next meeting of shareholders, if any, called for the purpose of considering the election or re-election of such Trustee and until the election and qualification of his or her successor, if any, elected at such meeting, or (ii) the date a Trustee resigns or retires, or a Trustee is removed by the Board of Trustees or shareholders, in accordance with the Fund’s By-Laws and Declaration of Trust. Each officer will hold office for an indefinite term until the date he or she resigns or retires or until his or her successor is elected and qualified.

3

“Interested person” of the Fund as defined in the 1940 Act. Messrs. Gabelli are each considered an “interested person” because of their affiliation with Gabelli Funds, LLC which acts as the Fund’s investment adviser. Mario J. Gabelli and John D. Gabelli are brothers. Mr. Torna is considered an interested person because he was a registered broker during the past fiscal year with a firm to which the Fund Complex (but not the Fund) pays brokerage commissions.

4

This column includes only directorships of companies required to report to the SEC under the Securities Exchange Act of 1934, as amended, i.e., public companies, or other investment companies registered under the 1940 Act.

5	Trustees who are not interested persons are considered “Independent” Trustees.

Gabelli/GAMCO Funds and Your Personal Privacy

Who are we?

The Gabelli/GAMCO Funds are investment companies registered with the Securities and Exchange Commission under the Investment Company Act of 1940. We are managed by Gabelli Funds, LLC, which is affiliated with GAMCO Investors, Inc. GAMCO Investors, Inc. is a publicly held company that has subsidiaries that provide investment advisory or brokerage services for a variety of clients.

What kind of non-public information do we collect about you if you become a fund shareholder?

If you apply to open an account directly with us, you will be giving us some non-public information about yourself. The non-public information we collect about you is:

•	Information you give us on your application form. This could include your name, address, telephone number, social security number, bank account number, and other information.

•

Information about your transactions with us, any transactions with our affiliates, and transactions with the entities we hire to provide services to you. This would include information about the shares that you buy or redeem. If we hire someone else to provide services — like a transfer agent — we will also have information about the transactions that you conduct through them.

What information do we disclose and to whom do we disclose it?

We do not disclose any non-public personal information about our customers or former customers to anyone other than our affiliates, our service providers who need to know such information, and as otherwise permitted by law. If you want to find out what the law permits, you can read the privacy rules adopted by the Securities and Exchange Commission. They are in volume 17 of the Code of Federal Regulations, Part 248. The Commission often posts information about its regulations on its website, www.sec.gov.

What do we do to protect your personal information?

We restrict access to non-public personal information about you to the people who need to know that information in order to provide services to you or the fund and to ensure that we are complying with the laws governing the securities business. We maintain physical, electronic, and procedural safeguards to keep your personal information confidential.

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THE GAMCO GROWTH FUND

One Corporate Center

Rye, NY 10580-1422

Portfolio Manager Biography

Howard F. Ward, CFA, joined Gabelli Funds in 1995 and currently serves as GAMCO’s Chief Investment Officer of Growth Equities as well as a Gabelli Funds, LLC portfolio manager for several funds within the Gabelli/GAMCO Funds Complex. Prior to joining Gabelli, Mr. Ward served as Managing Director and Lead Portfolio Manager for several Scudder mutual funds. He also was an Investment Officer in the Institutional Investment Department with Brown Brothers, Harriman & Co. for four years. Mr. Ward received his B.A. in Economics from Northwestern University.

2013 TAX NOTICE TO SHAREHOLDERS (Unaudited)

For the year ended December 31, 2013, the Fund paid to shareholders ordinary income distributions (comprised of net investment income) totaling $0.013, $0.022, and $0.118 per share for Class AAA, Class A, and Class I Shares, respectively. For the year ended December 31, 2013, 100% of the ordinary income distribution qualifies for the dividends received deduction available to corporations. The Fund designates 100% of the ordinary income distribution as qualified dividend income pursuant to the Jobs and Growth Tax Relief Reconciliation Act of 2003. The Fund designates 0.03% of the ordinary income distribution as qualified interest income pursuant to the Tax Relief, Unemployment Reauthorization, and Job Creation Act of 2010.

U.S. Government Income:

The percentage of the ordinary income distribution paid by the Fund during the year ended December 31, 2013 which was derived from U.S. Treasury securities was 0.02%. Such income is exempt from state and local tax in all states. However, many states, including New York and California, allow a tax exemption for a portion of the income earned only if a mutual fund has invested at least 50% of its assets at the end of each quarter of the Fund’s fiscal year in U.S. Government securities. The GAMCO Growth Fund did not meet this strict requirement in 2013. The percentage of U.S. Government securities held as of December 31, 2013 was 0.71%. Due to the diversity in state and local tax law, it is recommended that you consult your personal tax adviser as to the applicability of the information provided to your specific situation.

All designations are based on financial information available as of the date of this annual report and, accordingly, are subject to change. For each item, it is the intention of the Fund to designate the maximum amount permitted under the Internal Revenue Code and the regulations thereunder.

We have separated the portfolio manager’s commentary from the financial statements and investment portfolio due to corporate governance regulations stipulated by the Sarbanes-Oxley Act of 2002. We have done this to ensure that the content of the portfolio manager’s commentary is unrestricted. Both the commentary and the financial statements, including the portfolio of investments, will be available on our website at www.gabelli.com.

Item 2. Code of Ethics.

(a)

The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(c)

There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics description.

(d)

The registrant has not granted any waivers, including an implicit waiver, from a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this item’s instructions.

Item 3. Audit Committee Financial Expert.

As of the end of the period covered by the report, the registrant’s Board of Trustees has determined that Anthony R. Pustorino is qualified to serve as an audit committee financial expert serving on its audit committee and that he is “independent,” as defined by Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

Audit Fees

(a)

The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years are $34,767 for 2012 and $36,332 for 2013.

Audit-Related Fees

(b)

The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item are $0 for 2012 and $0 for 2013.

Tax Fees

(c)

The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning are $3,625 for 2012 and $3,770 for 2013. Tax fees represent tax compliance services provided in connection with the review of the Registrant’s tax returns.

All Other Fees

(d)

The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item are $0 for 2012 and $0 for 2013.

(e)(1)	Disclose the audit committee’s pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

Pre-Approval Policies and Procedures. The Audit Committee (“Committee”) of the registrant is responsible for pre-approving (i) all audit and permissible non-audit services to be provided by the independent registered public accounting firm to the registrant and (ii) all permissible non-audit services to be provided by the independent registered public accounting firm to the Adviser, Gabelli Funds, LLC, and any affiliate of Gabelli Funds, LLC (“Gabelli”) that provides services to the registrant (a “Covered Services Provider”) if the independent registered public accounting firm’s engagement related directly to the operations and financial reporting of the registrant. The Committee may delegate its responsibility to pre-approve any such audit and permissible non-audit services to the Chairperson of the Committee, and the Chairperson must report to the Committee, at its next regularly scheduled meeting after the Chairperson’s pre-approval of such services, his or her decision(s). The Committee may also establish detailed pre-approval policies and procedures for pre-approval of such services in accordance with applicable laws, including the delegation of some or all of the Committee’s pre-approval responsibilities to the other persons (other than Gabelli or the registrant’s officers). Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the permissible non-audit services were not recognized by the registrant at the time of the engagement to be non-audit services; and (ii) such services are promptly brought to the attention of the Committee and approved by the Committee or Chairperson prior to the completion of the audit.

(e)(2)

The percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X are as follows:

(b) N/A

(c) 100%

(d) N/A

(f)

The percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was 0%.

(g)	The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant was $0 for 2012 and $0 for 2013.

(h)

The registrant’s audit committee of the board of directors has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed registrants.

Not applicable.

Item 6. Investments.

(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

(b)	Not applicable.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s Board of Trustees, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

Item 11. Controls and Procedures.

(a)

The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1)	Code of ethics, or any amendment thereto, that is the subject of disclosure required by Item 2 is attached hereto.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes- Oxley Act of 2002 are attached hereto.

(12.other) Not applicable.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	The GAMCO Growth Fund

By (Signature and Title)*	/s/ Bruce N. Alpert
Bruce N. Alpert, Principal Executive Officer

Date	3/6/2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Bruce N. Alpert
Bruce N. Alpert, Principal Executive Officer

Date	3/6/2014

By (Signature and Title)*	/s/ Agnes Mullady
Agnes Mullady, Principal Financial Officer and Treasurer

Date	3/6/2014

* Print the name and title of each signing officer under his or her signature.